UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2011 (December 21, 2011)
Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed by Signature Group Holdings, Inc. (the “Company”) in its Current Report on Form 8-K dated December 9, 2011, the United States Bankruptcy Court for the Central District of California  (“the Court”) ruled at a hearing on November 29, 2011 that the Rights Agreement, dated as of October 23, 2007, as amended, between the Company and Mellon Investor Services LLC, was assumed under the  Signature Group Holdings, LLC Fourth Amended Chapter 11 Plan of Reorganization pursuant to the Court’s confirmation order dated June 9, 2010.  On December 9, 2011, the Court entered its order on the aforementioned ruling (the “Order”).  On December 21, 2011, Kingstown Partners Master Ltd., Kingstown Partners II L.P. and KTown LP, and James A. McIntyre filed Notices of Appeal with the Court from that Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPANY NAME

Date: December 22, 2011	By:	/s/ David N. Brody
Name: David N. Brody
Title: Secretary